                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule
                 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

            FLAG INVESTORS EQUITY PARTNERS FUND, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                ONE SOUTH STREET
                           BALTIMORE, MARYLAND 21202

                            ------------------------

                                                              October [30], 2000

Dear Shareholder:

    The Board of Directors of Flag Investors Equity Partners Fund, Inc. (the "Fund") is pleased to invite you to a Special Meeting of Shareholders to be held at 2:30 p.m. (Eastern time) on December 7, 2000, at the offices of the Fund's advisor, Investment Company Capital Corp., One South Street, Baltimore, Maryland. At this meeting you will be asked to approve two important proposals affecting your Fund.

    First, shareholders are being asked to approve restructuring the Fund from a "stand alone" fund to a feeder fund in a "master-feeder" fund format. This restructuring is intended to allow the Fund to benefit from economies of scale and possible cost savings if additional assets can be attracted to the new master-feeder structure. THE NEW STRUCTURE WILL NOT CHANGE THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND FEES. THE INVESTMENT ADVISOR AND SUB-ADVISOR WHO ARE CURRENTLY RESPONSIBLE FOR MANAGING THE FUND'S ASSETS WILL ALSO REMAIN THE SAME.

    Second, shareholders are being asked to provide advance approval for a proposed sub-advisory agreement that will reflect a change in control of the sub-advisor scheduled for March 2001. This change of control is not expected to have any impact on the quality and nature of the services that the sub-advisor provides to the Fund. The key terms of the proposed sub-advisory agreement are identical to the terms of the Fund's current sub-advisory agreement.

    Enclosed is further information relating to both of these proposals, including a Question and Answer section, proxy statement and proxy card. The proxy statement discusses each proposal in detail.

    THE BOARD BELIEVES THAT EACH PROPOSAL IS IMPORTANT AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR BOTH PROPOSALS.

    What you need to do:

    - Please read all enclosed materials, including the Question & Answer section.

    - Vote in one of the following ways:

        1. By Internet: Logon to www.proxyvote.com and follow the on-screen instructions.

        2.  By Telephone: Call Toll-Free 1-800-690-6903.

        3. By Mail: Complete the enclosed proxy card and return it in the pre-paid envelope provided.

        4. Attend the shareholder meeting (see details in the enclosed proxy statement).

    Thank you for voting on these important matters.

                                  Sincerely,

                                  /s/ Truman T. Semans
                                  Truman T. Semans
                                  Chairman
                                  Flag Investors Equity Partners Fund, Inc.

                                                              October [30], 2000

                             QUESTIONS AND ANSWERS
                              FOR SHAREHOLDERS OF
                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.

    Here is a brief overview of the primary matters affecting the Fund that require a shareholder vote. We encourage you to also read the full text of the enclosed proxy statement.

Q.  What are shareholders being asked to vote on?

A.  At the Meeting, shareholders are voting to approve the following matters:

    - A proposed restructuring of the Fund into a master-feeder format under which the Fund would become a "feeder" fund investing all of its assets in a "master" portfolio, and related proposals to put that new structure in place (the "Restructuring").

    - A proposed sub-advisory agreement to reflect an expected change of control of the Fund's sub-advisor, effective March 2001.

Q. How would the proposed Restructuring to a master-feeder format affect my investment in the Fund?

A. You would still own the same number of shares in the Fund as you did prior to the Restructuring. Your tax basis in the shares you currently own would remain the same. THE FUND'S CURRENT PORTFOLIO MANAGER WOULD STILL MANAGE THE FUND'S ASSETS, AND THE FUND WOULD HAVE THE SAME INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND FEES. You will buy and sell shares in the same manner as before.

Q. What is a master-feeder format, and how is that format different from the Fund's current structure?

A. The Fund currently invests its assets directly in a portfolio of securities selected by the Fund's portfolio manager. In a master-feeder format, the Fund would instead become a "feeder fund" and invest all of its assets in another fund, called a "master portfolio, which would invest its assets in a portfolio of securities selected by its portfolio manager. THE MASTER PORTFOLIO WOULD BE MANAGED BY THE SAME PORTFOLIO MANAGER WHO CURRENTLY MANAGES THE FUND. In the future, other feeder funds can also invest in the master portfolio. By allowing many funds to invest in the same master portfolio, common portfolio expenses can be shared, with the possible effect of lowering costs for each feeder fund.

Q. Why is the Fund proposing to convert to a feeder fund in a master-feeder format?

A. Since a master portfolio can have more than one feeder fund, a master-feeder fund arrangement has the potential to facilitate growth in the size of the assets held by the master portfolio. The Fund's advisor hopes that such growth would lead to economies of scale that could reduce the Fund's expense ratio. There can be no assurance, however, that such economies of scale will be realized.

Q.  If approved, when will the Restructuring take place?

A. The Fund has no current plans to engage in the Restructuring. Fund shareholder approval of the proposed Restructuring is being sought now to take advantage of the fact that the Fund is holding a shareholder meeting. The Restructuring would take place at such time as another mutual fund decides to become a feeder fund in the master-feeder arrangement. Fund shareholders will be provided with advance notice of the date the proposed Restructuring will take place.

Q. Approval is also sought for a proposed sub-advisory agreement reflecting an expected change of control of the Fund's sub-advisor in March 2001. How will this expected change in control affect the Fund?

A. The expected change in control of the Fund's sub-advisor is not expected to have any effect on the management of the Fund. The sub-advisor is currently owned by two partners, one of which is currently affiliated with the Fund's advisor. The unaffiliated partner is buying out the other. THE FUND'S CURRENT PORTFOLIO MANAGER WILL STILL MANAGE THE FUND'S ASSETS, AND THE FUND WILL HAVE THE SAME INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS.

Q. How is the proposed sub-advisory agreement different from the Fund's current sub-advisory agreement?

A. There are no significant differences. The key terms of the proposed sub-advisory agreement and the Fund's current sub-advisory agreement are identical.

Q.  How does the Board of Directors of the Fund recommend that I vote?

A. AFTER CAREFUL CONSIDERATION, THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF BOTH PROPOSALS ON THE ENCLOSED PROXY CARD.

Q.  How can I vote my shares?

A.  You may choose from one of the following options:

    - Through the Internet, by using www.proxyvote.com and following the on-screen instructions.

    - By telephone, by calling toll-free 1-800-690-6903.

    - By mail, with the enclosed proxy card and return envelope.

    - In person at the shareholder meeting (see details in the enclosed proxy statement).

    Please vote on both issues on each proxy card that you receive. Thank you for mailing your proxy card promptly.

                                PRELIMINARY COPY
                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                ONE SOUTH STREET
                           BALTIMORE, MARYLAND 21202

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                DECEMER 7, 2000

TO THE SHAREHOLDERS OF FLAG INVESTORS EQUITY PARTNERS FUND, INC.:

You are cordially invited to a special meeting ("the Meeting") of the shareholders of Flag Investors Equity Partners Fund, Inc. (the "Fund"). The Meeting will be held on December 7, 2000, at 2:30 p.m. (Eastern time) at the offices of the Fund's advisor, Investment Company Capital Corp., in the conference room on the 30th Floor of One South Street, Baltimore, Maryland 21202. The purpose of the Meeting is to consider the proposals set forth below and to transact such other business as may be properly brought before the
Meeting:

PROPOSAL 1:     To approve a proposed restructuring of the Fund into a feeder fund in a master-feeder format.

PROPOSAL 2:     To approve a proposed sub-advisory agreement among the Fund, its investment advisor, Investment Company Capital Corp.
                ("ICCC") and its sub-advisor, Alex. Brown Investment
                Management ("ABIM"), effective March 2001, reflecting an expected change in control of ABIM.

Only shareholders of the Fund at the close of business on October 23, 2000 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE NOW.

YOU MAY COMPLETE AND RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD.

YOUR PROXY IS REVOCABLE AT ANY TIME PRIOR TO THE MEETING.

NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE IS IMPORTANT AND WILL ENSURE THAT A QUORUM WILL BE PRESENT AT THE MEETING.

                                        Thank you.

                                        /s/ Amy M. Olmert

                                        Amy M. Olmert
                                        Secretary

Dated: [October 30], 2000

                                PRELIMINARY COPY

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.

                                ONE SOUTH STREET
                           BALTIMORE, MARYLAND 21202

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD

                                DECEMBER 7, 2000
                                   2:30 P.M.

    This Proxy Statement is furnished by the Board of Directors of Flag Investors Equity Partners Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Special Meeting of Shareholders of the Fund to be held on December 7, 2000, at 2:30 p.m. (Eastern time), or at any adjournment thereof (the "Meeting"), at the offices of the Fund's advisor, Investment Company Capital Corp., in the conference room on the 30th Floor of One South Street, Baltimore, Maryland 21202. It is expected that the Notice of the Meeting, the Proxy Statement and a Proxy Card will be mailed to shareholders on or about November 7, 2000.

                                    SUMMARY

    At the Meeting, shareholders will be asked to approve two proposals.

    Proposal 1 asks shareholders of the Fund to approve a proposed restructuring of the Fund into a feeder fund in a master-feeder structure.

    Proposal 2 asks shareholders of the Fund to approve a proposed sub-advisory agreement among the Fund, Investment Company Capital Corp.("ICCC") and Alex. Brown Investment Management ("ABIM"), effective March 2001, reflecting an expected change in control of ABIM.

    If you do not expect to be present at the Meeting and wish your shares to be voted, please vote your proxy (the "Proxy") by mail, telephone or the Internet, allowing sufficient time for the Proxy to be received and processed on or before 2:30 p.m. Eastern time on December 7, 2000. If your Proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions. However, if no instructions are specified on your signed Proxy with respect to a specific Proposal, the Proxy will be voted FOR the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Meeting.

    The close of business on October 23, 2000, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the
Fund had [       ] shares outstanding. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. All classes of the Fund's shares will vote together on each proposal.

    The expenses of the Meeting will be shared by ICCC and ABIM (collectively, the "Advisors") and [the Fund,] and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, Internet or face-to-face meetings by employees and officers of the Fund and the Advisors.

    Upon request, the Fund will furnish to shareholders, without charge, a copy of the Fund's Annual Report for its fiscal year ended May 31, 2000. The Annual Report may be obtained by written request to the Fund, One South Street, Mail Stop BAL01-1208, Attention: Kelli Hurdle, Baltimore, Maryland 21202, or by calling (800)767-3524.

    The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL 1:     TO APPROVE A PROPOSED RESTRUCTURING OF THE FUND INTO A
                FEEDER FUND IN A MASTER-FEEDER FORMAT.

OVERVIEW

    The Board has unanimously approved, and is recommending that shareholders approve, a proposed restructuring of the Fund into a feeder fund in a master-feeder format (the "Restructuring"). When implemented, the Restructuring would result in the Fund investing all of its assets in the Equity Partners Portfolio (the "Portfolio" or "master fund") of the Flag Investors Portfolios Trust, which will have substantially the same investment objective, policies and restrictions as the Fund. THE RESTRUCTURING WOULD NOT CHANGE THE FUND'S FEES OR THE ADVISOR OR SUB-ADVISOR ULTIMATELY RESPONSIBLE FOR MANAGING THE FUND'S ASSETS. As described below, participation in the proposed Restructuring requires approval of certain related changes to the Fund's fundamental investment policies.

    The Fund has no current plans to engage in the Restructuring. Fund shareholder approval of the proposed Restructuring is being sought now to take advantage of the fact that the Fund is holding a shareholder meeting. The Restructuring, if approved, will take place at such time as another mutual fund decides to become a feeder fund in the master-feeder arrangement. Fund shareholders will be provided with advance notice of the date the proposed Restructuring will take place.

THE MASTER-FEEDER STRUCTURE

    If the proposed Restructuring is implemented, the Fund would seek to achieve its investment objective by investing in the Portfolio, rather than investing directly in securities. The Portfolio, in turn, would invest in securities in accordance with its investment objective, policies and restrictions. As a result, investment advisory services would be provided to the Fund at the master fund (i.e., Portfolio) level. Because the Portfolio would have substantially the same investment objective, policies and restrictions as the Fund, and would hire the Fund's current advisor and sub-advisor, this structure is not expected to impact the manner in which the Fund's assets are ultimately invested.

    After the Restructuring, Fund shareholders would continue to hold the same number of shares of the Fund. The value of the shareholder's investment in the Fund would be the same immediately after the Fund's investment in the Portfolio as it was before that investment. Going forward, the value of the Fund's shares would be based directly upon the investment experience of the Portfolio.

    Additional feeder funds may invest in the Portfolio in the future. A goal of a master-feeder fund arrangement is to achieve operational efficiencies through economies of scale thereby achieving a lower ratio of operating expenses to net assets, assuming that the assets of the Portfolio are greater than the assets of any individual feeder fund. There can be no assurance, however, that such economies of scale will be realized.

    The Fund would be able to withdraw its investment in the Portfolio at any time if the Board determined that doing so would be in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Board of Directors would consider what action might be taken. In accordance with the Fund's investment objective, policies and restrictions, the Board could invest the Fund's assets in another master fund, permit the Advisors to manage the Fund's assets directly (as is currently the case) or retain a new investment advisor.

IMPACT ON FEES AND EXPENSES

    The proposed Restructuring would not change the fees and expenses paid by the Fund's shareholders. As a general matter, although advisory and custodial fees would become an obligation of the Portfolio, the Fund would still pay for these services indirectly. The Portfolio would allocate its fees to each feeder fund based on the fund's relative net assets. Distribution, transfer agency, shareholder servicing and other administrative fees would continue to be a direct obligation of the Fund.

    As noted previously, one goal of the master-feeder structure is to increase the assets under management at the Portfolio level in hopes of achieving economies of scale, and possibly cost savings, for investors in the Portfolio, including the Fund. While there can be no assurance that such economies of scale will be realized, the Portfolio anticipates adding other feeder funds in the future.

TAX CONSEQUENCES

    The proposed Restructuring is not expected to have any specific tax consequences for the Fund or its shareholders. The proposed Restructuring will not change the tax basis of the Fund shares held by shareholders, and distributions from the Fund will continue to be taxable to Fund shareholders as ordinary income or capital gain, as the case may be. Further, as part of the proposed transaction, the Fund and its shareholders are not expected to recognize any gain or loss for federal income tax purposes. The Portfolio and the Fund would be organized and intend to conduct their operations in a manner such that both the Portfolio and Fund, by investing all of its investable assets in the Portfolio, would not be required to pay any federal income or excise taxes.

RISKS OF A MASTER-FEEDER STRUCTURE

    The Fund's proposed investment in the Portfolio poses certain potential risks. Large-scale redemptions by other feeder funds could have adverse effects on the Fund, such as requiring the liquidation of a significant portion of the Portfolio's holdings at a time when it could be disadvantageous to do so. In the future, other feeder funds could have a greater ownership interest in the Portfolio than the Fund's interest and, therefore, could have effective voting control over the operation of the Portfolio. Finally, if the Fund is required to redeem its interests in the Portfolio for any reason, the Fund's Board may be unable to find an appropriate substitute investment vehicle for the Fund's assets, which could have a significant effect on the Fund's shareholders.

MANAGEMENT OF THE FUND AFTER THE RESTRUCTURING

    The Portfolio would be advised by Investment Company Capital Corp. ("ICCC"), the Fund's current advisor. The Portfolio would be sub-advised by Alex. Brown Investment Management ("ABIM"), the Fund's current sub-advisor.

    The Portfolio would be a separate series of the Flag Investors Portfolios Trust ("Master Trust"), an open-end management investment company registered under the 1940 Act and organized as a New York Business Trust. The Portfolio will serve as the investment portfolio for various investment companies and other types of institutional accounts. Portfolio shares will not be offered for sale directly to the public. Other feeder funds may invest in the Portfolio in the future. To the extent that such feeders' expense structures differ from the Fund's, their investment returns will be different as well.

    The Master Trust has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio (the "Independent Trustees"). All Fund Board members currently serve as Trustees of the Master Trust.

THE PORTFOLIO'S INVESTMENT POLICIES

    The investment objective of the Portfolio will be the same as the investment objective of the Fund. The Portfolio will seek to achieve its investment objective through investments limited to the same types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio will be the same as the investment restrictions and policies of the Fund.

    The investment objective of the Portfolio will not be a fundamental policy. The approval of the Portfolio's investors (i.e., the Fund and other holders of interests in the Portfolio, if any) would be required to change any of its fundamental investment policies or restrictions. Any change in non-fundamental investment policies or restrictions would not require such approval.

CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

    In conjunction with the proposed Restructuring, the Board approved related changes to the Fund's fundamental investment policies necessary to permit the Fund to invest all of its assets in the Portfolio. Shareholder approval is also required to effect these changes. These changes will have no impact on the Fund's objective, strategies and risks, but, as described below, are necessary for the Fund to become a feeder fund in a master-feeder format. Accordingly, in approving the proposed Restructuring, shareholders are approving the related changes to each of the following fundamental investment policies of the Fund. Since the Portfolio's investment policies will include restrictions similar in nature to the Fund's current policies, approving the modified policies would not permit the Portfolio to engage in any activity that the Fund could not currently undertake.

A. DIVERSIFICATION

    Under the Fund's current diversification policy, the Fund can invest only 5% of the value of its total assets in the securities of any single issuer, such as the Portfolio, or purchase 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies or instrumentalities. The modified policy would make clear that investment companies (i.e., the Portfolio) are not included for the purposes of the 5% and 10% test, respectively. As a result, the Fund, as a feeder fund, would be permitted to invest all of its assets in the Portfolio. The specific changes to put the modified policy in place are described below.

    The Fund's fundamental policy regarding diversification currently states that the Fund is not permitted to:

    With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except the U.S. Government, its agencies and instrumentalities.

    If the Proposal is approved, this policy would be eliminated and replaced with the following:

    With respect to 75% of its assets, invest more than 5% of the Portfolio's (Fund's) total assets in securities of any one issuer (excluding the U.S. government securities, its agencies and instrumentalities and the securities of other investment companies) or own more than 10% of the voting securities of any one issuer (excluding the U.S. government securities, its agencies and instrumentalities and the securities of other investment companies).

B. UNDERWRITING

    Under the Fund's current underwriting policy, the Fund cannot underwrite securities. Since the Fund would be investing in (i.e. buying and selling) shares of the Portfolio, the Fund could be viewed as acting as an underwriter for the Portfolio. The modified policy makes clear that the Fund's on-going investment in the Portfolio would not be considered to be the underwriting of securities. The specific changes to put the modified policy in place are described below.

    The Fund's fundamental policy regarding underwriting currently states that the Fund is not permitted to:

    Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities.

    If the Proposal is approved, this policy would be eliminated and replaced with the following:

    Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities. This restriction shall not limit the Fund's ability to invest in securities issued by one or more registered investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors has carefully considered Proposal 1, which will authorize the proposed Restructuring, including necessary changes to the Fund's fundamental investment policies. At a meeting held on December 15, 1999, the Board approved this proposal and determined to seek shareholder authorization of the actions necessary to permit the Fund to invest all its investable assets in the Portfolio. In approving this Proposal, the Board considered the experience and performance record of ICCC and ABIM and the opportunity that the proposed Restructuring provides to pursue additional distribution outlets and potential cost savings for the Fund over time. Based on the factors discussed above and others, the Board determined that the proposed Restructuring is in the best interests of the Fund and its shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED RESTRUCTURING OF THE FUND'S STRUCTURE.

PROPOSAL 2:     TO APPROVE A PROPOSED SUB-ADVISORY AGREEMENT AMONG THE FUND,
                INVESTMENT COMPANY CAPITAL CORP. ("ICCC") AND ALEX. BROWN
                INVESTMENT MANAGEMENT ("ABIM"), REFLECTING AN EXPECTED CHANGE OF
                CONTROL OF ABIM.

    As described below, ABIM and one of its current 50% owners have entered into an agreement to purchase the interest of the remaining 50% owner, scheduled to be effective in March 2001. This expected change of control of ABIM may be considered an assignment and termination of any sub-advisory agreement that ABIM has with ICCC and the Fund at that time. In anticipation of this transaction, the Board has unanimously approved, and is recommending that shareholders approve, a proposed sub-advisory agreement among the Fund, ICCC and ABIM, which reflects the change of control of ABIM (the "Proposed Sub-Advisory Agreement"). The key terms of the Proposed Sub-Advisory Agreement will be identical to the sub-advisory agreement currently in place.

    THE CHANGE OF CONTROL OF ABIM IS NOT EXPECTED TO IMPACT THE NATURE OR QUALITY OF THE SERVICES TO BE PROVIDED BY ABIM TO ICCC OR THE FUND.

CHANGE OF CONTROL OF ABIM

    ABIM currently is a limited partnership affiliated with ICCC. Buppert, Behrens & Owen, Inc. ("BB&O"), a company organized and owned by three employees of ABIM, owns a 49% limited partnership interest and a 1% general partnership interest in ABIM. DB Alex. Brown, LLC ("DBAB"), an affiliate of ICCC, owns the remaining partnership interests in ABIM.

    On May 17, 2000, ABIM and BB&O entered into an Agreement of Sale of Partnership Interests ("Sale Agreement") with DBAB that will result in BB&O holding all partnership interests in ABIM, effective as of a March 2001 closing date. In connection with this sale, ABIM also entered into a Trademark License Agreement (the "License Agreement") with BT Alex. Brown Holdings, Inc. ("BTAB Holdings") that will permit ABIM to continue to use the "Alex. Brown" name from the March 2001 closing date until December 31, 2005. Under the terms of these agreements, ABIM has agreed to pay DBAB and BTAB Holdings an amount equal to 60% and 18%, respectively, of the sub-advisory fees earned during calendar years 2000, 2001 and 2002 by ABIM for providing advisory services to ICCC on behalf of the Fund, and two other funds in the Fund Complex:
Flag Investors Value Builder Fund, Inc. ("Value Builder") and Flag Investors Communications Fund, Inc. ("Communications"). If one or more of these funds converts to a feeder fund in a master-feeder format, this calculation would include sub-advisory fees earned in connection with providing sub-advisory services to any master portfolio in which a fund invests. All amounts due will be paid in eight installments on a quarterly basis beginning April 30, 2001, with the last installment due January 31, 2003. Amounts due DBAB will be offset by ABIM partnership distributions payable to DBAB in April 2001.

    The March 2001 closing date for the Sale Agreement is contingent upon, among other events, the approval of the Proposed Sub-Advisory Agreement by Fund shareholders, and the approval of a similar-type proposed sub-advisory agreement by the shareholders of Value Builder and Communications. The shareholders of Communications approved such a proposed sub-advisory agreement on August 31, 2000. The Sale Agreement also includes a provision prohibiting ABIM, BB&O and its employees, partners, officers, or directors from providing investment advisory services to any other registered investment company pursuing the same investment strategies as the Fund, Value Builder or Communications. Consistent with the fiduciary duties that ICCC owes the Fund as its advisor, the Sale Agreement and License Agreement do not prevent ICCC from suggesting that the Fund terminate its relationship with ABIM if ICCC believes such a suggestion is appropriate, but any such termination must ultimately be recommended by a majority of the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) ("Independent Directors") and approved by the Fund's Board.

BOARD CONSIDERATIONS

    At meetings on March 21 and 22, 2000, the Board, including the Independent Directors, approved the Proposed Sub-Advisory Agreement and recommended it for approval by the shareholders of the Fund.

    In evaluating the Proposed Sub-Advisory Agreement, among other factors, the Board took into account were (1) the nature and quality of the sub-advisory services rendered and the results achieved by ABIM in the management of the Fund; (2) the relationship of the sub-advisory fee schedule to the fee schedules of comparable mutual funds; (3) the costs borne by ABIM in providing investment sub-advisory services to the Fund; (4) the profits of ABIM in providing services to the Fund; (5) the extent to which the economies of scale that ABIM might experience as a result of growth in the Fund's assets would be shared with ICCC and the Fund; and (6) research services received in return for allocation of brokerage. With respect to the nature and quality of services and the results achieved, the Directors were presented with information about the performance of the Fund since inception (1995). The Board also took into account (1) the nature and quality of services expected to be provided by ABIM after the change of control; and (2) the potential impact of the terms and conditions of the Sale Agreement and License Agreement on ABIM's financial standing and profitability, particularly as these factors affect ABIM's ability to provide the services required under the Proposed Sub-Advisory Agreement. In these regards, the Board concluded that the change of control of ABIM was not expected to have any adverse material impact on the nature and quality of services to be provided by ABIM.

    The Board also was advised that ICCC, ABIM and BB&O intended to comply with the requirements of Section 15(f) of the 1940 Act. Section 15(f) allows an investment advisor to an investment company or any of the advisor's affiliates to benefit from a transaction such as the one proposed so long as two conditions are met:

1. For a period of three years after the change of control, at least 75% of the board members of the investment company must not be interested persons of the acquired advisor or the acquirer (ABIM and BB&O, respectively, in this case). The Board of the Fund currently is in compliance with this provision of Section 15(f) and expects to remain so in the future.

2. An "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
    Section 15(f) to include any arrangement during the two-year period after the change of control of ABIM whereby the investment advisor, or any interested person of any such advisor (among others, ICCC) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). ICCC, ABIM, and BB&O are not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund as a result of the change of control of ABIM. ICCC, ABIM, and BB&O have agreed that they, and their affiliates, will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the change of control of ABIM.

THE CURRENT SUB-ADVISORY AGREEMENT

    ABIM serves as sub-advisor to the Fund pursuant to a sub-advisory agreement among the Fund, ICCC and ABIM, dated June 4, 1999 and amended as of September 1, 2000 (the "Current Sub-Advisory Agreement"). The Current Sub-Advisory Agreement was initially approved by the shareholders of the Fund on October 7, 1999. The Current Sub-Advisory Agreement was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on September 25, 2000.

THE PROPOSED SUB-ADVISORY AGREEMENT

    Other than the dates of execution, effectiveness and initial term, the Proposed Sub-Advisory Agreement is identical to the Current Sub-Advisory Agreement. The terms of the Proposed Sub-Advisory Agreement are summarized below and are qualified by reference to Exhibit A.

    SERVICES PROVIDED. The Proposed Sub-Advisory Agreement provides that ABIM, in return for its fee, will (a) provide the Fund with executive, administrative and clerical services; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (c) formulate and implement continuing programs for the purchases and sales of the securities and regularly report thereon to the Fund's Board of Directors;

(d) take, on behalf of the Fund, all actions necessary to effect the purchase and sale programs, including placing orders; and (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, with respect to securities included, or considered desirable for inclusion, in the Fund's portfolio.

    The Proposed Sub-Advisory Agreement provides that ABIM will furnish at its expense, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs. ABIM will maintain at its expense, a trading function in order to place orders for the purchase and sale of portfolio securities of the Fund. The Fund assumes and pays all of its other expenses.

    The services of ABIM to the Fund are not to be deemed totally exclusive. ABIM is free to render investment advisory or other services to others, so long as its services under the Proposed Sub-Advisory Agreement are not impaired thereby. Partners of ABIM may serve as officers or Directors of the Fund, the Fund's officers or Directors may serve as officers or partners of ABIM, and partners of ABIM are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

    FEES. ABIM receives a fee from ICCC, calculated daily and paid at the end of each calendar month. The annual rate of the sub-advisory fee under the Current and Proposed Sub-Advisory Agreements is as follows:

             AVERAGE DAILY                  INCREMENTAL
               NET ASSETS                 SUB-ADVISORY FEE
----------------------------------------  ----------------
0 - $50 Million                                 0.65%
Greater than $50 Million up to $200
Million                                         0.50%
Excess over $200 Million                        0.40%

    For the year ended May 31, 2000, ICCC paid ABIM $2,450,836 in sub-advisory fees for services provided to the Fund.

    TERM OF THE AGREEMENT. Following the expiration of its initial two-year term, the Proposed Sub-Advisory Agreement continues in full force and effect from year to year, provided that such continuance is approved at least annually by the Fund's Board or by the vote of a majority of the Fund's outstanding voting securities, and by the affirmative vote of a majority of the Independent Directors who are not parties to the agreement or "interested parties" of a party to the agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

    The Proposed Sub-Advisory Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board, by a vote of a majority of the Fund's outstanding voting securities or by ABIM, upon 60 days' waivable written notice to the other parties. The agreement automatically terminates in the event of its assignment, as defined in the 1940 Act.

    STANDARD OF CARE. The Proposed Sub-Advisory Agreement obligates ABIM to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under the agreement, but ABIM is not liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of ABIM or its officers, partners or employees or reckless disregard by ABIM of its duties under the agreement.

ADDITIONAL INFORMATION ABOUT ABIM

    ABIM is a registered investment advisor with assets under management as of September 30, 2000, of approximately $10.6 billion, including assets of the Fund. As described above in the section entitled "Change of Control of ABIM", BB&O and DBAB are the current owners of ABIM. The address of BB&O and ABIM is 217 East Redwood Street, Baltimore, Maryland 21202. DBAB's address is One South Street, Baltimore, Maryland 21202.

    The following information is provided for each general partner and the principal executive officer of ABIM.

         NAME AND POSITION WITH
                  ABIM                            ADDRESS            PRINCIPAL OCCUPATION
----------------------------------------  ------------------------   --------------------
Buppert, Behrens & Owen, Inc.             217 East Redwood Street
    General Partner                       Baltimore, MD 21202        N/A
DB Alex. Brown, LLC                       One South Street
    General Partner                       Baltimore, MD 21202        N/A
J. Dorsey Brown, III                      217 East Redwood Street    Chief Executive
    Chief Executive Officer               Baltimore, MD 21202        Officer, ABIM

    ABIM is an affiliate of ICCC. For the fiscal year ended May 31, 2000, the Fund paid to ICCC or ICCC's affiliates fees for advisory, transfer agency, accounting and custody services provided to the Fund in the amounts of $3,363,312, $173,404, $105,155 and $57,981, respectively.

OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES SUB-ADVISED BY ABIM

    ABIM acts as sub-advisor to two other funds that invest primarily in equity securities and accordingly seek capital appreciation, either in and of itself, or along with income. However, each of these funds employs widely differing investment policies and styles in seeking these objectives. The following table provides comparative information on fees paid by ICCC to ABIM pursuant to sub-advisory agreements in effect for such funds.

                                  AVERAGE NET      SUB-ADVISORY FEE (AS A
                                   ASSETS OF       PERCENTAGE OF AVERAGE
FUND                              FUND (000S)        DAILY NET ASSETS)
----                           -----------------   ----------------------
Flag Investors Value Builder
  Fund, Inc.                   $       967,181(1)            0.53%(1)
Flag Investors Communications
  Fund, Inc.                   $     2,053,613(2)            0.40%(2)

------------------------

(1)   Information given for the fiscal year ended March 31, 2000.

(2)   Information given for the fiscal year ended December 31, 1999.

    Effective August 31, 2000, ABIM agreed to lower the sub-advisory fees it charges ICCC for providing sub-advisory services to the Fund and Value Builder by ten basis points at each breakpoint. This change is already reflected in the description of the Current and Proposed Sub-Advisory Agreements provided above. Also effective August 31, 2000, ICCC agreed to increase the sub-advisory fees it pays to ABIM for providing sub-advisory services to Communications by five basis points at each breakpoint.

SHAREHOLDER APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

    Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). In the event that shareholders of the Fund do not approve the Proposed Sub-Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its shareholders, which may include proposing that shareholders approve an agreement in lieu of the Proposed Sub-Advisory Agreement.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT.

ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    [To the knowledge of Fund management, as of the Record Date, there were no beneficial owners holding 5% or more of the outstanding shares of the Fund.] As of the Record Date, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the outstanding shares of the Fund.

SUBMISSION OF SHAREHOLDER PROPOSALS

    The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

    Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, such as the approval of investment policy changes, a proposed investment advisory or sub-advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

    A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Director, the Fund has undertaken to provide a list of shareholders or to disseminate appropriate material.

    Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund at least 60 days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors.

REQUIRED VOTE

    Approval of each of the Proposals requires the affirmative vote of a majority of the outstanding voting securities of the Fund. As defined in the 1940 Act, the vote of a "majority of the outstanding voting securities" of the Fund means the vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Abstentions and "broker non-votes" will not be counted for or against the Proposals but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against each of the Proposals. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to both Proposals when they have not received instructions from beneficial owners.

OTHER MATTERS

    No business other than the matters described above is expected to come before the Meeting, but should any matter incident to the conduct of the Meeting or any question as to an adjournment of the Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

                                  By Order of the Directors,

                                  [SIGNATURE]

                                  Amy M. Olmert
                                  SECRETARY

Dated: October [30], 2000

                                                                       EXHIBIT A

                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                         FORM OF SUB-ADVISORY AGREEMENT

    THIS AGREEMENT is made as of the     day of          ,     by and among FLAG
INVESTORS EQUITY PARTNERS FUND, INC., a Maryland corporation (the "Fund"), INVESTMENT COMPANY CAPITAL CORP., a Maryland corporation (the "Advisor"), and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the "Sub-Advisor").

    WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

    NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

    1. APPOINTMENT OF SUB-ADVISOR. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

    2. DELIVERY OF DOCUMENTS. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

        (a) The Fund's Articles of Incorporation, filed with the State of Maryland on November 4, 1988 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the "Articles of Incorporation");

        (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

        (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

        (d) The Fund's Notification of Registration filed pursuant to
    Section 8(a) of the 1940 Act on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") on November 30, 1994;

        (e) The Fund's Registration Statement on Form N-1 under the Securities Act of 1933, as amended (the "1933 Act") (File No. 2-87336) and under the 1940 Act as filed with the SEC on November 30, 1994 relating to the shares of the Fund, and all amendments thereto; and

        (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called "Prospectus").

    The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

    3. DUTIES OF SUB-ADVISOR. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

        (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

        (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

        (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

        (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

        (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

    4. BROKER-DEALER RELATIONSHIPS. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price and execution available. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct DB Alex. Brown LLC ("DB Alex. Brown") to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Alex. Brown must be, as required by Rule 17e-1 under the 1940 Act, "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities ... during a comparable period of time." If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. DB Alex. Brown and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

    The Fund will not deal with the Sub-Advisor or DB Alex. Brown in any transaction in which the Sub-Advisor or DB Alex. Brown acts as a principal with respect to any part of the Fund's order. If DB Alex. Brown is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

    5. CONTROL BY FUND'S BOARD OF DIRECTORS. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

    6. COMPLIANCE WITH APPLICABLE REQUIREMENTS. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

        (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

        (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

        (c)  the provisions of the Articles of Incorporation;

        (d) the provision of the By-Laws; and

        (e) any other applicable provisions of state and federal law.

    7. EXPENSES. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

        (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

        (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under
    Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

        (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor, payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not "interested persons" (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    8. COMPENSATION. For the services to be rendered hereunder by the Sub-Advisor, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 0.65% of the first $50 million of the Fund's average daily net assets, 0.50% of the next $150 million of the Fund's average daily net assets, 0.40% of the Fund's average daily net assets in excess of $200 million. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible.

    SUBJECT TO THE PROVISIONS OF THIS AGREEMENT, THE DUTIES OF THE SUB-ADVISOR, THE PORTION OF FUND ASSETS THAT SUCH SUB-ADVISOR SHALL MANAGE AND THE FEES TO BE PAID SUCH SUB-ADVISOR BY THE ADVISOR UNDER AND PURSUANT TO THIS AGREEMENT MAY BE ADJUSTED FROM TIME TO TIME BY THE ADVISOR WITH AND UPON THE APPROVAL OF SUCH SUB-ADVISOR AND THE MEMBERS OF THE FUND'S BOARD OF DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF ANY PARTY TO THIS AGREEMENT.

    9. DELEGATION OF RESPONSIBILITIES. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

    10. TERM. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

    11. RENEWAL. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

        (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

        (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or "interested persons" of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

    12. TERMINATION. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

    13. NON-EXCLUSIVITY. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

    14. LIABILITY OF SUB-ADVISOR. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

    15. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Sub-Advisor, of the Advisor and of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202.

    16. QUESTIONS OF INTERPRETATION. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                               FLAG INVESTORS EQUITY PARTNERS
                                     FUND, INC.

Attest:                              By:
         ------------------------    -----------------------
Name:                                Name:
                                     Title:

[SEAL]                               INVESTMENT COMPANY CAPITAL CORP.

Attest:                              By:
         ------------------------    -----------------------
Name:                                Name:
                                     Title:

[SEAL]                               ALEX. BROWN INVESTMENT MANAGEMENT

Attest:                              By:
         ------------------------    -----------------------
Name:                                Name:
                                     Title:

[LOGO]

FLAG INVESTORS FUNDS
MUTUAL FUND SERVICES
MS BAL01-1709
ONE SOUTH STREET
BALTIMORE, MD 21202-3220




TO VOTE BY TOUCH-TONE TELEPHONE

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

                    FLAG INVESTORS EQUITY PARTNERS FUND, INC.


                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                 DECEMBER 7, 2000

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG INVESTORS
                            EQUITY PARTNERS FUND, INC.


This proxy is for your use in voting on various matters relating to Flag Investors Equity Partners Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Bruce Rosenblum, Tammie Lee and Fizza Khan and each of them (with full power of substitution) the proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on December 7, 2000 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement of the Board of Directors. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below.

This proxy will be voted as indicated below. If no indication is made, this proxy will be voted FOR the proposals set forth below. The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                 FLEPF                 KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH PROPOSAL.
                                                                           ---

Vote On Proposals                                                                             For            Against       Abstain

1.  To approve a proposed restructuring of the Fund into a feeder fund in a                   / /            / /            / /
    master-feeder format.

2.  To approve a proposed Sub-Advisory Agreement among the Fund, Investment                   / /              / /            / /
    Company Capital Corp. and Alex. Brown Investment Management, effective
    March 2001, reflecting an expected change in control of the Fund's sub-advisor.

    Please print and sign your name in the space provided to authorize the voting of your shares as indicated and return promptly. When signing on behalf of a corporation, partnership, estate, trust or in any other representative capacity please sign your name and title. For joint accounts, each joint owner must sign.


                UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                                                   USING THE ENCLOSED ENVELOPE.
                                 NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.




   --------------------------------------------------               -----------------------------------------------

   --------------------------------------------------               -----------------------------------------------
   Signature (PLEASE SIGN WITHIN BOX)       Date                    Signature (Joint Owners)         Date

------------------------------------------------------------------------------------------------------------------------------------
